SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 2, 2005

Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or Other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

275 Kennedy Drive		05403
So. Burlington, Vermont		(Zip Code)
(Address of principal executive offices)

(802) 658-3400
(Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      The following information is furnished under Item 2.02 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section . The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

      On November 1, 2005 Merchants Bancshares, Inc. issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, announcing its earnings for its third quarter ended September 30, 2005.

Item 9.01. Financial Statements and Exhibits

(c).	The following exhibits are included with this Report:

	Exhibit No.	Description

	99.1	Press Release, dated November 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date:	November 2, 2005	/s/ Janet P. Spitler

Janet P. Spitler
Chief Financial Officer & Treasurer

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